Cash, cash equivalents, and restricted cash - Schedule of Cash, Cash Equivalents, and Restricted Cash (Details) - USD ($) $ in Thousands	Jun. 30, 2023	Dec. 31, 2022	Jun. 30, 2022	Dec. 31, 2021	Dec. 31, 2020
Cash, Cash Equivalents, Restricted Cash, and Restricted Cash Equivalents [Abstract]
Cash and cash equivalents	$ 31,110	$ 37,887		$ 142,467
Restricted cash	508	878		878
Total cash, cash equivalents, and restricted cash	$ 31,618	$ 38,765	$ 78,404	$ 143,345	$ 193,434